SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2021 (December 6, 2021)

DAVE & BUSTER’S ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35664	35-2382255
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2481 Manana Drive Dallas TX 75220
(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 357-9588

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	PLAY	NASDAQ Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition.

The information contained in Item 2.02 of this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

On December 7, 2021, Dave & Buster’s Entertainment, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its third quarter 2021 results. A copy of this Press Release is attached hereto as Exhibit 99.1.

Section 8 – Other Events.

Item 8.01.	Other Events.

In the Press Release, the Company also announced that on December 6, 2021, the Board of Directors authorized a $100 million share repurchase program through the end of fiscal 2022. The Company may repurchase shares from time to time in open market transactions and may also repurchase shares in accelerated share repurchases, tender offers, privately negotiated transactions or by other means, and by plans pursuant to Rule 10b5-1 under the Securities and Exchange Act of 1934, as amended, and the timing and amount of transactions will be determined by the Company’s management in consultation with the Finance Committee of the Board of Directors based on an evaluation of market conditions, the Company’s share price, legal requirements, restricted payment capacity under its debt instruments and other factors.

Further, on December 7, 2021, the Company notified the administrative agent Company’s of the current Amended and Restated Credit Agreement, dated as of August 17, 2017 (as further amended, restated, amended and restated, supplemented and otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) of the Company’s election that a Financial Covenant Reversion Date (as defined in the Credit Agreement) occurred as of December 7, 2021, triggering the end of the basket and financial covenant suspension periods under the Credit Agreement, as a result of the Company’s compliance with a 3.50x maximum total leverage ratio and 1.25x minimum Fixed Charge Coverage Ratio on the last day of the fiscal quarter ended October 31, 2021.

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits.

99.1	Press release dated December 7, 2021.
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE & BUSTER’S ENTERTAINMENT, INC.

Date: December 7, 2021	By:	/s/ Robert W. Edmund
Robert W. Edmund
General Counsel, Secretary and Senior Vice President of Human Resources

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